Derivative Financial Instruments and Hedging Activities - Summary of Interest Rate Swaps Not Designated as Hedging Instruments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Other Assets [Member]
Derivatives, Fair Value [Line Items]
Notional	$ 251,207	$ 358,753
Fair Value	23,299	40,594
Other Liabilities [Member]
Derivatives, Fair Value [Line Items]
Notional	251,207	358,753
Fair Value	$ (23,526)	$ (40,646)